                                                                   EXHIBIT 10.22

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NOTICE OF GRANT OF STOCK OPTIONS                CRITICAL PATH, INC.
AND OPTION AGREEMENT                            ID: 91-1788-300
                                                532 Folsom Street
                                                San Francisco, CA 94105

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LAUREEN DEBUONO                                 OPTION NUMBER:  003432
                                                PLAN:           1998
                                                ID:

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Effective 11/9/2001, you have been granted a(n) Non-Qualified Stock Option to buy 234,686 shares of Critical Path, Inc. (the Company) stock at $1.1300 per share.

The total option price of the shares granted is $265,195.18.

Shares in each period will become fully vested on the date shown.

                Shares       Vest Type       Full Vest       Expiration
                ------       ---------       ---------       ----------
               234,686      On Vest Date     11/9/2001        11/9/2011


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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

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/s/ David Hayden
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Critical Path, Inc.                             Date

/s/ Laureen DeBuono
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Laureen DeBuono                                 Date